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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 13, 2001

                               THE IT GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     1-09037                       33-0001212
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer Identification
     of Incorporation)                                                  No.)

           2790 Mosside Boulevard
         Monroeville, Pennsylvania                            15146-2792
  (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (412) 372-7701

                                      None

         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

     The Registrant made an announcement today regarding the status of its recovery efforts, that it would not be in compliance with the financial covenants of its senior secured credit agreement at December 28, 2001, and that it was working with its senior lenders to reach a satisfactory financial arrangement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.                           Description

99.1 Press Release, dated December 13, 2001, announcing the status of its recovery efforts, that it would not be in compliance with the financial covenants of its senior secured credit agreement at December 28, 2001, and that it was working with its senior lenders to reach a satisfactory financial arrangement
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE IT GROUP, INC.



Date: December 13, 2001                      By: /s/ James M. Redwine
                                                --------------------------------
                                                 James M. Redwine
                                                 Vice President,
                                                 Senior Corporate Counsel and
                                                 Assistant Secretary

                                       3
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                                 Exhibit Index


Exhibit No.                              Description

99.1 Press Release, dated December 13, 2001, announcing the status of its recovery efforts, that it would not be in compliance with the financial covenants of its senior secured credit agreement at December 28, 2001, and that it was working with its senior lenders to reach a satisfactory financial arrangement